                                                                Exhibit 10.8


                                    AGREEMENT

                  This Agreement (this "AGREEMENT") is made and entered into as of __________ 1997, by and between CAPTEC NET LEASE REALTY, INC., a Delaware corporation with a principal place of business at 24 Frank Lloyd Wright Drive, Ann Arbor, Michigan ("PURCHASER"), and ____________________, a Delaware corporation with a principal place of business at 24 Frank Lloyd Wright Drive, Ann Arbor, Michigan ("III Corp") and Patrick L. Beach, an individual and resident of the State of Michigan with a principal place of business at 24 Frank Lloyd Wright Drive, Ann Arbor, Michigan ("Beach") (III Corp. and Beach each being hereinafter referred to individually as a "SELLER" and collectively as the "SELLERS").

                  WHEREAS, III Corp and Beach are the general partners of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership (the "Partnership") engaged in the business of the acquisition, ownership, development and net leasing of commercial real properties ("the Business") and;

                  WHEREAS, Purchaser desires to acquire from each of III Corp and Beach their general partnership interests in the Partnership which in the aggregate constitute 100% of the general partnership interests in the Partnership (the "General Partnership Interests") in exchange for cash as hereinafter provided; and

                  WHEREAS, Sellers desires to effect such exchange.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                    ARTICLE I

                    REPRESENTATIONS AND WARRANTIES OF SELLERS
                    -----------------------------------------

                  The Sellers represent and warrant to Purchaser as

follows:

                  SECTION 1.01 ORGANIZATION AND QUALIFICATION. The Partnership is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals to own, lease, license, and use its properties and assets and to carry on the Business. The Partnership is in good standing as a foreign limited partnership in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.


                  SECTION 1.02 CAPITALIZATION AND ORGANIZATION. The ownership interests in the Partnership (the "Partnership Interests") consist of the General Partnership Interests and _______ units of limited



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partnership interest which are owned and held beneficially and of record by the persons identified on Exhibit "A" hereto. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any Partnership Interest, including, but not limited to, the Units, or any security or other instrument convertible into, exercisable for, or exchangeable for any Partnership Interest.

                  SECTION 1.03 FINANCIAL CONDITION.

                  (a) Sellers have delivered to Purchaser true and correct copies of the following, initialled by each of Beach and the chief executive officer of III Corp:

                           (1) Balance sheet of the Partnership as of the end of
                  each of the last two fiscal years;

                           (2) Balance sheet of the Partnership as of June 30,
                  1997; and

                           (3) Statement of income, statement of retained
                  earnings, and statement of cash flows of the Partnership for each of the last two fiscal years and for the six months ended July 31, 1997.

                  (b) Each such balance sheet presents fairly the financial condition, assets, liabilities, and partners' equity of the Partnership as of its date; each such statement of income and statement of retained earnings presents fairly the results of operations of the Partnership for the period indicated; and each such statement of cash flows presents fairly the information purported to be shown therein. The financial statements referred



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to in this Section 1.03 have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete, and are in accordance with the books and records of Partnership.

                  (c) Since December 31, 1996, and since June 30, 1997:

                  (1) There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Partnership and the Partnership has operated profitably.

                  (2) The Partnership has not authorized, declared, paid, or effected any distribution in respect of the Partnership Interests or any direct or indirect redemption, purchase, or other acquisition of any Partnership Interests except as set forth in the Financial Statements;

                  (3) The Business has been conducted in all respects only in the ordinary course.

                  (4) The Partnership has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

                  (5) The Partnership shall pay any tax, other liability, or expense accruing to Partnership and resulting from the preparation of, or the transactions contemplated by, this Agreement. The Partnership shall pay all such taxes, liabilities, and expenses which may result from the transaction contemplated by this Agreement.

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                  (d) As of the date hereof, Sellers know of nothing which
materially adversely affects or in the future will materially adversely affect the financial condition, results of operations, Business, properties, assets, liabilities, or future prospects of the Partnership.

                  SECTION 1.04 TAX AND OTHER LIABILITIES.

                  (a) The Partnership has no liability of any nature, accrued or contingent, including without limitation liabilities for federal, state, local, or foreign taxes and liabilities to customers or suppliers, and has received no notice of any such alleged liabilities, other than the following:

                           (1) Liabilities for which full provision has been made on the balance sheet (the "LAST BALANCE SHEET") as of June 30, 1997 (the "LAST BALANCE SHEET DATE") referred to in Section 1.03; and

                           (2) Other liabilities arising since the Last Balance Sheet Date and prior to the Closing (as defined in Section 3.02) in the ordinary course of business which are not inconsistent with the representations and warranties of the Sellers or any other provision of this Agreement.

                  (b) Without limiting the generality of the foregoing, the amounts set up as provisions for taxes on the Last Balance Sheet are sufficient for all accrued and unpaid federal, state, local, and foreign taxes of the Partnership, whether or not due and payable and whether or not disputed, under tax laws as in effect on



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the Last Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal years prior thereto. The United States Internal Revenue Service (the "IRS") has not audited or settled any federal income tax information returns of the Partnership.

                  (c) The Partnership has (i) filed all federal, state, local, and foreign tax information and other returns required to be filed by it; (ii) Sellers have delivered to Purchaser true and correct copies thereof; and (iii) paid (or has established on the Last Balance Sheet a reserve for) all taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable. There have been no reports as to adjustments received by Partnership from any taxing authority during the past five years.

                  (d) Except as described in EXHIBIT A, the Partnership has paid and discharged all federal, state, county, city, and other taxes, assessments, excises and other levies relating to the Business or operations of the Partnership, including, but not limited to, all sales and use taxes, real and personal property taxes, income taxes, estimated taxes, excise taxes, gross receipts taxes, franchise taxes, employment and payroll-related taxes, and special assessments applicable to the Business. No claim for assessment or collection of taxes (including any additions to tax, withholdings, penalties and interest) has been made against Partnership, and no consent or agreement to extend the period for any such assessment or collection is in effect. All monies


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required by law to be withheld or collected by Partnership from its employees or other persons for taxes for periods occurring prior to Closing have been duly collected or withheld, and if due, have been paid to the respective governmental agencies or, if not yet due, have been set aside in accounts for such purpose or accrued, provided for, and entered upon the books of the Partnership.

                  SECTION 1.05 LITIGATION AND CLAIMS. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or to the best of the Sellers' knowledge in prospect (or any basis therefor known to Partnership) with respect to the Partnership or the Business (as defined below), and the Partnership has not received notice of any such prospective litigation, arbitration, claim, proceeding or investigation. The Partnership is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is the Partnership required to take any action in order to avoid such violation or default.

                  SECTION 1.06 ASSETS. The assets of the Partnership are listed on EXHIBIT B (the "ASSETS"). The Partnership has good and marketable title in fee simple absolute to the Assets, and all such Assets are owned free and clear of all liens, security interests, pledges, charges and encumbrances except as set forth on EXHIBIT B.

                  SECTION 1.07 CONTRACTS AND OTHER INSTRUMENTS.



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                  (a) EXHIBIT B accurately and completely sets forth the
information required to be contained therein with respect to the Partnership.

                  (b) The Partnership has furnished to Purchaser the limited partnership agreement of the Partnership (the "Partnership Agreement") and all amendments thereto, as presently in effect, and true and correct copies of all contracts, agreements, and instruments referred to in EXHIBIT B, initialled by the Sellers.

                  (c) Neither the Partnership nor, to best of Sellers' knowledge, any other party to any such contract or agreement is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any material provision thereof, and each such contract, agreement, instrument, lease, or license is in full force and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to them in accordance with its terms. Each such contract or agreement is a valid and continuing arrangement or understanding. Neither the Partnership, nor to the best of Sellers' knowledge, any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding, and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way.

                  (d) The Partnership is not a party to, or bound by, any contract or agreement or subject to any charter or other restriction, which has had or, to the knowledge of the Sellers, may




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

in the future have a material adverse effect on the financial condition, results of operations, Business, or future prospects of the Partnership.

                  (e) The Partnership is not in violation or breach of, or in default with respect to, any term of the Partnership Agreement or any other constituent or governing document.

                  Section 1.08 EMPLOYEES.


   (a) The Partnership has not or does not maintain or contribute to any pension, profit-sharing, option, deferred compensation, severance, other incentive plan, or any other type of employee benefit plan, fund or program ("EMPLOYEE BENEFIT PLAN") (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or otherwise), nor has any obligation to or customary arrangement with employees or former employees for bonuses, incentive compensation, vacations, severance pay, insurance, or other benefits, except as set forth in EXHIBIT C. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor known to Partnership) with respect to any such Employee Benefit Plan or related trust or with respect to any fiduciary, administrator, or sponsor (in its capacity as such) of any such Employee Benefit Plan.

                  SECTION 1.09 PATENTS, TRADEMARKS, ET CETERA. The Partnership has not infringed, is not infringing, or has not


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received notice of infringement with asserted Intangibles of others. To the knowledge of the Partnership, there is no infringement by others of Intangibles of the Partnership. As far as Sellers can foresee, there is no Intangible of others which may materially adversely affect the financial condition, results of operations, Business, properties, assets, liabilities, or future prospects of the Partnership.

                  SECTION 1.10 AUTHORITY TO SELL. Each of III Corp and Beach have all requisite corporate and individual power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of III Corp have been duly taken to authorize the execution, delivery, and performance of this Agreement by III Corp (including, without limitation, action by III Corp's stockholders). This Agreement has been duly authorized, executed, and delivered by each of III Corp and Beach, is the legal, valid, and binding obligation of each of them, and is enforceable as to each of them in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by either III Corp or Beach for the execution, delivery, or performance of this Agreement. Except for the consent of third parties to contracts or other agreements to which the Partnership may be bound requiring consent to the transfer of the General Partnership Interests to the Purchaser no consent of any party to any contract, agreement, instrument, lease, license, arrangement,



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or understanding to which the Partnership, III Corp or Beach is a party is required for the execution, delivery, or performance of this Agreement; and, except with respect to consents of third parties to contracts and agreements, the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Partnership Agreement or any other constituent agreement of the Partnership or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Partnership, III Corp or Beach or to which any of the Partnership's operations, properties, the Assets or the Business are subject.

                  SECTION 1.13 COMPLETENESS OF DISCLOSURE. No representation or warranty by Sellers in this Agreement contains, or on the date of the Closing will contain, any untrue statement of material fact, or omits, or on the date of the Closing will omit, to state a material fact necessary to make the statements made not misleading.

                  SECTION 1.14 ENVIRONMENTAL COMPLIANCE.

                  (a) The Partnership is in compliance in all material respects with all laws, rules, and regulations relating to environmental protection with respect to or affecting the Business, and the Partnership has not been notified that it is potentially liable for costs incurred by any person as a result of a release or


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

threat thereof under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar law, whether state, federal, county, or local, with respect to or affecting the Business or the Partnership.

                  (b) The Partnership has accurately prepared and timely filed with the appropriate jurisdictions all reports and filings required of the Partnership, if any, pursuant to any federal, state, or local law, regulation, statute, ordinance, or order applicable to Partnership or its operations and related to environmental protection.

                  (c) The Partnership has not entered into or received any consent decree, compliance order or administrative order relating to environmental protection.

                  (d) The Partnership has not entered into or received, nor is the Partnership in default under, any judgment, order, writ, injunction, or decree of any federal, state, or municipal court or other governmental authority applicable to the Partnership and relating to environmental protection. The Partnership has not received notice of any lien which has arisen on any of the Assets under federal, state, or local laws, rules, or regulations relating to environmental protection.

                  (e) The Partnership has all material permits, licenses, and other authorizations ("ENVIRONMENTAL PERMITS") required for conduct of the Business and ownership of the Assets under federal, state, and local laws relating to the protection of the



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environment. EXHIBIT D contains a complete list and description of each
Environmental Permit, if any.

                  (f) The Partnership has not received notice, nor is the Partnership aware of, any suit or action, claim, investigation, inquiry, or proceeding pending or threatened against or affecting the Partnership or the Assets relating to environmental matters.

                  (g) The Partnership has not, by its own act or omission, disposed, emitted, discharged, released, or placed any hazardous or toxic substances, pollutants, contaminants, petroleum, gas products or asbestos-containing materials, which require special handling pursuant to law or regulation (as any of such terms may be defined under federal, state, or local law, collectively the "HAZARDOUS MATERIALS") on, in, at, or about any facilities owned or used for or in connection with the Business during the Partnership's occupancy of any real property which is or has previously been occupied by the Partnership. The Partnership has not disposed, released, buried, or placed any Hazardous Materials on any properties or facilities used by the Partnership for the Business which have resulted in contamination or beneath any of the properties or facilities used by the Partnership for the Business.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------


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                  Purchaser represents and warrants to Partnership as follows:

                  SECTION 2.01 ORGANIZATION. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. The Purchaser has all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declaration and filing with all federal, state, local and other governmental authorities and all courts and other tribunals to own, lease, license and use its properties and assets in the conduct of its business as presently conducted.

                  SECTION 2.02 AUTHORITY TO BUY. Purchaser has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of Purchaser have been duly taken to authorize the execution, delivery, and performance of this Agreement by Purchaser. This Agreement has been duly authorized, executed, and delivered by Purchaser, is the legal, valid, and binding obligation of Purchaser, and is enforceable as to Purchaser in accordance with its terms.



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                                   ARTICLE III

                                  THE EXCHANGE
                                  ------------

                  SECTION 3.01 TERMS OF THE EXCHANGE. On the basis of the representations, warranties, covenants, and agreements contained in this Agreement and subject to the terms and conditions of this Agreement:

                  (a) Sellers shall sell, assign, transfer, and convey to Purchaser at the Closing the General Partnership Interests Purchaser shall:

                           (1) Deliver at the Closing to the Sellers in the aggregate $___________ representing the price to be paid by Purchaser for the General Partnership Interests in cash or by certified or official bank check or checks payable to the order of the Sellers, or wire transfer to be allocated between the Sellers as may be agreed upon between them;

                           (2) Assume at the Closing the General Partnership Interests including all obligations and liabilities of Partnership described in EXHIBIT B hereto and pursuant to this Agreement.

                  SECTION 3.02 THE CLOSING. The closing of the transactions contemplated herein (the "CLOSING") shall take place at the offices of the Partnership, 24 Frank Lloyd Wright Drive, Ann Arbor, Michigan local time, within five (5) business days of the receipt by the Sellers of all third party consents to the consummation of the transaction contemplated by this Agreement, including, but not



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

limited to, any approval of the limited partners of the Partnership required by the Partnership Agreement.

                  Section 3.03 TRANSACTIONS AT THE CLOSING. The following transactions shall take place at the Closing:

                  (a) the Sellers shall deliver to Purchaser all such instruments or documents as in the opinion of counsel to Purchaser may be necessary or desirable to evidence or perfect the sale, assignment and transfer of the General Partnership Interests to the Purchaser in each case free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances. The Sellers also shall deliver to Purchaser all books and records concerning the Partnerships.

                  (b) Purchaser shall deliver to the Sellers the following:

                  (i) the Purchase Price in cash or by certified or official bank check or checks payable to the order of Sellers in such amounts as may be agreed upon between them;

                  (ii) an instrument of assumption of the General Partnership Interests substantially in the form of EXHIBIT F hereto;

                  (iii) any other documents required to finalize the transactions contemplated herein.

                  (c) Sellers shall deliver to the Purchaser all books and records of, and other documents and information concerning or relating to, the Partnership, the Business and/or the Assets.



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                                   ARTICLE IV

                     CONDITIONS TO OBLIGATIONS OF PURCHASER
                     --------------------------------------

                  The obligations of Purchaser under this Agreement are subject, at the option of Purchaser, to the following conditions:

                  SECTION 4.01 ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of the Sellers contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing as though such representations and warranties were then made by the Sellers and regardless of any investigation or knowledge or lack thereof on the part of the Sellers or changes beyond their control. As of the Closing the Sellers and the Partnership shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before such time by this Agreement.

                  SECTION 4.02 OTHER CLOSING DOCUMENTS. The Sellers shall have delivered to Purchaser at or prior to the Closing such other documents as Purchaser may reasonably request in order to enable Purchaser to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

                  SECTION 4.03 REVIEW OF PROCEEDINGS. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of counsel to


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

Purchaser, and the Sellers shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

                  SECTION 4.04 LEGAL ACTION. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

                  SECTION 4.05 APPROVAL OF THE LIMITED PARTNERS. If required under applicable law or the Partnership Agreement, the consummation of any of the transactions contemplated by this Agreement shall have been approved by the affirmative vote of the Limited Partners.

                  SECTION 4.06 CONTRACTUAL CONSENTS NEEDED. The Sellers shall have obtained at or prior to the Closing any consents required for the consummation of the transactions contemplated by this Agreement from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Partnership or either Seller is a party, or to which the Business or the Assets are subject.

                                    ARTICLE V

                    CONDITIONS TO THE OBLIGATIONS OF SELLERS
                    ----------------------------------------

                  The obligations of Sellers under this Agreement are subject, at the option of Partnership, to the following conditions:



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

                  SECTION 5.01 ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of Purchaser contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing as though such representations and warranties were then made in exactly the same language by Purchaser and regardless of knowledge or lack thereof on the part of Purchaser or changes beyond its control. As of the Closing Purchaser shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time by this Agreement.

                  SECTION 5.02 LEGAL ACTION. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

                                   ARTICLE VI

                     COVENANTS AND AGREEMENTS OF PARTNERSHIP
                     ---------------------------------------

                  Partnership covenants and agrees as follows:

                  SECTION 6.01 CONDUCT OF BUSINESS. The Partnership will conduct, and the Sellers will cause the Partnership to conduct its affairs so that at the Closing no representation or warranty of the Sellers will be inaccurate, no covenant or agreement of the Partnership will be breached, and no condition in this Agreement


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

will remain unfulfilled by reason of the actions or omissions of the Sellers or the Partnership. Except as otherwise requested by Purchaser in writing, until the Closing or the earlier rightful termination of this Agreement, the Partnership will use its best efforts to preserve the Business and operations of the Partnership intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements, understandings and other Assets of the Partnership, and to preserve the good will of its suppliers, customers, and others having business relations with any of them. Until the Closing or earlier rightful termination of this Agreement, the Partnership will conduct the Business and operations in all respects only in the ordinary course.

                  SECTION 6.02 ADVICE OF CHANGES. Until the Closing or the earlier rightful termination of this Agreement, the Partnership will immediately advise Purchaser in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or an Exhibit hereto, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied, or which otherwise will materially adversely affect the Business for any reason whatsoever.

                  SECTION 6.03 CONFIDENTIALITY. Sellers shall insure that all confidential information concerning the Partnership which the Sellers and any of their shareholders, officers, directors, employees, attorneys, or agents may now possess or may hereafter create or obtain relating to the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Partnership, any Affiliate, or any customer or client of the Partnership published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Closing in the Business and for the benefit of Partnership, in each case without the prior written consent of Purchaser; provided, however, that the restrictions of this sentence shall not apply (a) as may otherwise be required by law, (b) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (c) to the extent such information shall have otherwise become publicly available. The Partnership shall, and shall cause all other such persons and entities to, deliver to Purchaser all tangible evidence of such confidential information to which the restrictions of the foregoing sentence apply at the Closing or the earlier rightful termination of this Agreement.

                                   ARTICLE VII



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                            SURVIVAL; INDEMNIFICATION
                            -------------------------

                  SECTION 7.01. SURVIVAL. The several representations, warranties and covenants of the Sellers contained in Articles I and VI of this Agreement shall survive until the first anniversary of the Closing, irrespective of any investigation made by or on behalf of any party.

                  SECTION 7.02 INDEMNIFICATION BY SELLERS. Sellers jointly and severally agree to indemnify and hold Purchaser and its officers, directors, controlling persons (if any), employees, attorneys, agents, stockholders, successors and assigns, in each case past, present, or as they may exist at any time after the date of this Agreement (the "INDEMNITEES") harmless from and against any and all claims, suits, actions, proceedings (formal or informal), actions, investigations, judgments, deficiencies, damages, settlements, liabilities, losses, costs, expenses, and legal and other expenses (including legal fees and expenses of attorneys chosen by any Indemnitee, penalties, and interest), as and when incurred arising out of or based on (i) any breach of any representation, warranty, covenant, or agreement of Sellers contained in this Agreement.

                  SECTION 7.03. INDEMNIFICATION BY PURCHASER. Purchaser shall indemnify, defend and hold each of the Sellers and their respective officers, directors, controlling persons, employees, attorneys, agents, stockholders, successors and assigns, in each case past, present, or as they may exist at any time after the date



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

of this Agreement (the "INDEMNIFIED PARTIES") harmless from and against any and all claims, suits, actions, proceedings (formal or informal), investigations, judgments, deficiencies, damages, settlements, liabilities, losses, costs, expenses, and legal and other expenses (including legal fees and expenses of attorneys chosen by any Indemnified Party), penalties and interest, as and when incurred arising out of or based on (i) any breach of any representation, warranty, covenant, or agreement of Purchaser contained in this Agreement, or
(ii) any and all claims against the Partnership of any kind or nature concerning, related to or arising out of the Partnership or its Business; provided, however, that Sellers shall not be entitled to indemnification for any liability resulting from or arising out of any breach of fiduciary duty, willful misconduct or gross negligence by the Seller.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

                  SECTION 8.01 FURTHER ACTIONS. At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

                  SECTION 8.02 MODIFICATION. This Agreement and the Exhibits hereto set forth the entire understanding of the parties with respect to the subject matter hereof supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

                  SECTION 8.03 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 8.03) with a copy to each of the other parties hereto. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof.

                  SECTION 8.04 WAIVER. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and, in the case of a corporate party, be authorized by a resolution of the Board of Directors or by an officer of the waiving party.

                  SECTION 8.05 BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the Sellers and Purchaser and their respective successors and assigns.

                  SECTION 8.06 NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 8.05).

                  SECTION 8.07 SEVERABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

                  SECTION 8.08 HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                  SECTION 8.09 COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Michigan without giving effect to conflict of laws.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                               CAPTEC NET LEASE REALTY, INC.

                               By:
                                  ----------------------------
                               Name:
                               Title:

                               By:
                                  ----------------------------
                               Name:
                               Title:

                               -------------------------------
                               Patrick L. Beach


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